INFORMATION REQUIRED BY SUB-ITEM 77C OF FORM NSAR

                             WEITZ SERIES FUND, INC.

On March 5, 2004, a special meeting of the shareholders of the Value Fund was held for the purpose of asking shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated January 15, 2004:

PROPOSAL 1: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Value Fund to a newly formed series also called the Value Fund (the "New Fund") of The Weitz Funds, a Delaware statutory trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Value Fund; and (b) the distribution to Value Fund shareholders of such New Fund's shares.

         Affirmative                 Against             Abstain
         60,055,200                 1,100,657           1,320,216

PROPOSAL 2.1: To amend the fundamental investment restriction regarding underwriting securities.

          Affirmative               Against              Abstain
          58,339,850               2,459,347            1,676,875

PROPOSAL 2.2: To amend the fundamental investment restriction regarding investments in real estate.

          Affirmative               Against              Abstain
          58,311,838               2,495,420            1,668,814

PROPOSAL 2.3: To amend the fundamental investment restriction regarding investments in commodities.

         Affirmative                Against              Abstain
         57,917,975                2,894,365            1,663,732

PROPOSAL 2.4: To amend the fundamental investment restriction regarding issuing senior securities.

         Affirmative                Against              Abstain
         58,161,051                2,645,674             1,669,347

PROPOSAL 2.5: To amend the fundamental investment restriction regarding making loans.

         Affirmative                Against              Abstain
         58,002,125                2,816,447            1,657,500

PROPOSAL 2.6: To amend the fundamental investment restriction regarding borrowing.

         Affirmative                Against              Abstain
         57,912,333                2,894,504            1,669,235

PROPOSAL 2.7: To eliminate the fundamental investment restriction regarding purchasing securities on margin.

         Affirmative                Against              Abstain
         58,005,724                2,815,011            1,655,337

PROPOSAL 2.8: To eliminate the fundamental investment restriction regarding participation in securities trading accounts.

         Affirmative                Against              Abstain
         58,099,879                2,709,362             1,666,831

PROPOSAL 2.9: To eliminate the fundamental investment restriction regarding investments for exercising control over an issuer.

         Affirmative                Against              Abstain
         57,966,122                2,845,411            1,664,539

PROPOSAL 2.10: To amend the fundamental investment restriction regarding industry concentration.

         Affirmative                Against              Abstain
         58,295,463                2,504,854            1,675,755

PROPOSAL 2.11: To eliminate the fundamental investment restriction regarding investment objectives and strategies.

         Affirmative                Against              Abstain
         57,992,487                2,817,845            1,665,741

PROPOSAL 2.13: To amend the fundamental investment restriction regarding diversification.

         Affirmative                Against              Abstain
         58,019,928                2,782,699            1,673,445


On March 5, 2004, a special meeting of the shareholders of the Hickory Fund was held for the purpose of asking shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated January 15, 2004:

PROPOSAL 1: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Hickory Fund to a newly formed series also called the Hickory Fund (the "New Fund") of The Weitz Funds, a Delaware statutory trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Hickory Fund; and (b) the distribution to Hickory Fund shareholders of such New Fund's shares.

         Affirmative                 Against             Abstain
          5,179,471                  81,518              49,647

PROPOSAL 2.1: To amend the fundamental investment restriction regarding underwriting securities.

          Affirmative               Against              Abstain
           5,126,521                123,021              61,094

PROPOSAL 2.2: To amend the fundamental investment restriction regarding investments in real estate.

          Affirmative               Against              Abstain
           5,115,273                134,269              61,094

PROPOSAL 2.3: To amend the fundamental investment restriction regarding investments in commodities.

         Affirmative                Against              Abstain
          5,006,299                 241,827              62,510

PROPOSAL 2.4: To amend the fundamental investment restriction regarding issuing senior securities.

         Affirmative                Against              Abstain
          5,039,364                 207,504              63,768

PROPOSAL 2.5: To amend the fundamental investment restriction regarding making loans.

         Affirmative                Against              Abstain
          5,082,572                 163,827               64,238

PROPOSAL 2.6: To amend the fundamental investment restriction regarding borrowing.

         Affirmative                Against              Abstain
          5,071,255                 176,344              63,038

PROPOSAL 2.7: To eliminate the fundamental investment restriction regarding purchasing securities on margin.

         Affirmative                Against              Abstain
          5,051,383                 197,224              62,030

PROPOSAL 2.8: To eliminate the fundamental investment restriction regarding participation in securities trading accounts.

         Affirmative                Against              Abstain
             5,109,552              136,788              64,297

PROPOSAL 2.9: To eliminate the fundamental investment restriction regarding investments for exercising control over an issuer.

         Affirmative                Against              Abstain
          5,121,933                 121,974              66,729

PROPOSAL 2.10: To amend the fundamental investment restriction regarding industry concentration.

         Affirmative                Against              Abstain
          5,106,467                 142,162              62,008

PROPOSAL 2.11: To eliminate the fundamental investment restriction regarding investment objectives and strategies.

         Affirmative                Against              Abstain
          5,086,000                 161,504              63,132

PROPOSAL 2.12: To amend the fundamental investment restriction regarding diversification.

         Affirmative                Against              Abstain
          5,106,896                 137,618              66,122


On March 5, 2004, a special meeting of the shareholders of the Fixed Income Fund was held for the purpose of asking shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated January 15, 2004:

PROPOSAL 1: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fixed Income Fund to a newly formed series also called the Fixed Income Fund (the "New Fund") of The Weitz Funds, a Delaware statutory trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fixed Income Fund; and (b) the distribution to Fixed Income Fund shareholders of such New Fund's shares.

         Affirmative                Against              Abstain
          4,056,760                 24,160               43,096

PROPOSAL 3.1: To amend the fundamental investment restriction regarding industry concentration.

         Affirmative                Against              Abstain
          4,035,527                 41,421               47,068

PROPOSAL 3.2: To eliminate the fundamental investment restriction regarding investments in "unseasoned companies".

         Affirmative                Against              Abstain
          4,033,916                  43,032              47,068

PROPOSAL 3.3: To amend the fundamental investment restriction regarding issuing senior securities.

         Affirmative                Against              Abstain
          4,034,097                 42,418               47,501

PROPOSAL 3.4: To amend the fundamental investment restriction regarding borrowing.

         Affirmative                Against              Abstain
          4,029,258                  47,690              47,068

PROPOSAL 3.5: To eliminate the fundamental investment restriction regarding pledging assets.

         Affirmative                Against              Abstain
          4,032,379                  44,569              47,068

PROPOSAL 3.6: To eliminate the fundamental investment restriction regarding short sales.

         Affirmative                Against              Abstain
          4,033,162                  42,175              48,679

PROPOSAL 3.7: To eliminate the fundamental investment restriction regarding securities on margin.

         Affirmative                Against              Abstain
          4,032,990                  43,958              47,068

PROPOSAL 3.8: To eliminate the fundamental investment restriction regarding investing in bond index futures.

         Affirmative                Against              Abstain
          4,033,568                  41,769              48,679

PROPOSAL 3.9: To eliminate the fundamental investment restriction regarding investments for exercising control over an issuer.

         Affirmative                Against              Abstain
          4,034,508                  42,440              47,068

PROPOSAL 3.10: To amend the fundamental investment restriction regarding investment in commodities.

         Affirmative                Against              Abstain
          4,032,292                  44,656              47,068

PROPOSAL 3.11: To amend the fundamental investment restriction regarding investments in real estate.

         Affirmative                Against              Abstain
          4,032,640                  44,308              47,068

PROPOSAL 3.12: To amend the fundamental investment restriction regarding investments in oil, gas or mineral leases.

         Affirmative                Against              Abstain
          4,032,593                  42,744              48,679

PROPOSAL 3.13: To eliminate the fundamental investment restriction regarding participation in a securities trading account.

         Affirmative                Against              Abstain
          4,032,642                  42,262              49,112

PROPOSAL 3.14: To amend the fundamental investment restriction regarding underwriting securities.

         Affirmative                Against              Abstain
          4,035,034                  41,914              47, 068

PROPOSAL 3.15: To eliminate the fundamental investment restriction regarding investments in restricted and illiquid securities.

         Affirmative                Against              Abstain
          4,030,596                  44,741              48,679

PROPOSAL 3.16: To eliminate the fundamental investment restriction regarding investing in foreign securities.

         Affirmative                Against              Abstain
          4,033,916                  43,032              47,068

PROPOSAL 3.17: To eliminate the fundamental investment restriction regarding investing in other investment companies.

         Affirmative                Against              Abstain
          4,034,697                  42,251              47,068

PROPOSAL 3.18: To amend the fundamental investment restriction regarding making loans.

         Affirmative                Against              Abstain
          4,034,601                  42,347              47,068

PROPOSAL 3.19: To eliminate the fundamental investment restriction regarding investing in high yield debt securities.

         Affirmative                Against              Abstain
          4,033,026                  42,311              48,679

PROPOSAL 3.20: To eliminate the fundamental investment restriction that currently provides that the investment objective of the Fund is a fundamental policy.

         Affirmative                Against              Abstain
          4,035,130                  41,818              47,068

On March 5, 2004, a special meeting of the shareholders of the Government Money Market Fund was held for the purpose of asking shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated January 15, 2004:

PROPOSAL 1: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Government Money Market Fund to a newly formed series also called the Government Money Market Fund (the "New Fund") of The Weitz Funds, a Delaware statutory trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Government Money Market Fund; and (b) the distribution to Government Money Market Fund shareholders of such New Fund's shares.

         Affirmative                Against             Abstain
         45,141,481                  6,250              227,654

PROPOSAL 4.1: To eliminate the fundamental investment restriction regarding investments in securities in compliance with Rule 2a-7.

         Affirmative                Against              Abstain
         44,887,436                 254,226              233,722

PROPOSAL 4.2: To eliminate the fundamental investment restriction regarding investments in certain debt obligations.

         Affirmative                Against              Abstain
         44,891,652                 250,011              233,722


PROPOSAL 4.3: To amend the fundamental investment restriction regarding underwriting securities.

         Affirmative                Against              Abstain
         44,886,975                 254,226              234,183


PROPOSAL 4.4: To amend the fundamental investment restriction regarding investments in real estate.

         Affirmative                Against              Abstain
         44,877,783                 263,419              234,183

PROPOSAL 4.5: To amend the fundamental investment restriction regarding investments in commodities.

         Affirmative                Against              Abstain
         44,838,612                 287,101              249,671

PROPOSAL 4.6: To amend the fundamental investment restriction regarding issuing senior securities.

         Affirmative                Against              Abstain
         44,878,244                 263,419              233,722

PROPOSAL 4.7: To amend the fundamental investment restriction regarding borrowing.

         Affirmative                Against              Abstain
         44,831,943                 293,267              250,174

PROPOSAL 4.8: To eliminate the fundamental investment restriction regarding purchasing securities on margin.

         Affirmative                Against              Abstain
         44,848,396                 293,267              233,722

PROPOSAL 4.9: To amend the fundamental investment restriction regarding making loans.

         Affirmative                Against              Abstain
         44,831,943                 293,267              250,174

PROPOSAL 4.10: To eliminate the fundamental investment restriction regarding short sales.

         Affirmative                Against              Abstain
         44,831,943                 273,242              270,199

PROPOSAL 4.11: To eliminate the investment restriction regarding investments in other investment companies.

         Affirmative                Against              Abstain
         44,867,969                 273,693              233,722

PROPOSAL 4.12: To eliminate the investment restriction regarding investments in oil, gas or mineral leases.

         Affirmative                Against              Abstain
         44,876,293                 265,369              233,722

PROPOSAL 4.13: To eliminate the investment restriction regarding pledging assets.

         Affirmative                Against              Abstain
         44,857,576                 267,634              250,174

PROPOSAL 4.14: To eliminate the fundamental investment restriction regarding investments for exercising control over an issuer.

         Affirmative                Against              Abstain
         44,885,486                 256,177              233,722

PROPOSAL 4.15: To eliminate the fundamental investment restriction regarding U.S. Government obligations.

         Affirmative                Against              Abstain
         44,913,341                 228,322              233,722

PROPOSAL 4.16: To amend the investment restriction regarding industry concentration.

         Affirmative                Against              Abstain
         44,907,461                 234,202              233,722

PROPOSAL 4.17: To eliminate the fundamental investment restriction that currently provides that the investment objective of the Fund is a fundamental policy.

         Affirmative                Against              Abstain
         44,889,701                 251,961              233,722